UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2017
BORGWARNER INC.
________________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-12162	13-3404508
State or other jurisdiction of	Commission File No.	(I.R.S. Employer
Incorporation or organization		Identification No.)

3850 Hamlin Road, Auburn Hills, Michigan	48326
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (248) 754-9200
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure

On November 8, 2017, the Company's board of directors declared a quarterly cash dividend of $0.17 per share of common stock. The dividend is payable on December 15, 2017 to stockholders of record on December 1, 2017.
The information contained in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purpose of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language in any such filings.

Item 9.01    Financial Statements and Exhibits
(d)    Exhibits. The following exhibits are being filed as part of this Report.

Exhibit Number            Description

99.1                    Press release dated November 9, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BORGWARNER INC.

Date: November 9, 2017	By:	/s/ John J. Gasparovic
	Name:	John J. Gasparovic
	Its:	Secretary

EXHIBIT INDEX

Exhibit Number            Description

99.1                    Press release dated November 9, 2017